UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _____)

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☐	Soliciting Material Pursuant to Section 240.14a-12

Republic Bancorp Inc.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 26, 2006

NOTICE IS HEREBY GIVEN that Republic Bancorp Inc.’s 2006 annual meeting of stockholders will be held at The Henry Center, 3535 Forest Road, Lansing, Michigan, at 9:00 a.m., local time, on Wednesday, April 26, 2006, for the following purposes:
•

To elect 14 directors of Republic for one-year terms expiring at the next annual meeting of stockholders and upon the election and qualification of their successors or upon their earlier resignation or removal.

•	To conduct such other business as may properly come before this meeting or any adjournments or postponements of the meeting.

Your Board of Directors is not aware of any other business to come before this meeting.

The close of business on March 8, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at this meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at this meeting and any adjournments or postponements of the meeting. Republic common stock constitutes the only security whose holders are entitled to vote at this meeting and any adjournments or postponements of the meeting. A list of registered Republic stockholders entitled to vote at this meeting will be available for examination at the meeting.

You may revoke your proxy at any time prior to its exercise. Any stockholder of record present at the meeting or at any adjournments or postponements thereof may revoke his or her proxy and vote personally on each matter brought before the meeting. See “General Information About Voting” in the accompanying proxy statement.

This notice and the accompanying proxy statement were first mailed to our stockholders on or about March 24, 2006. They were prepared by management for your Board of Directors and are being furnished to you in connection with the solicitation of proxies by your Board of Directors for use at the meeting. They describe in more detail the matters to be acted upon at the meeting and your voting rights with respect to such matters. Please review them carefully.

By order of the Board of Directors,

March 24, 2006	Thomas F. Menacher
Corporate Secretary
It is important that your shares be represented at the meeting, even if you expect to attend. PLEASE SIGN AND RETURN YOUR PROXY CARD PROMPTLY.

GENERAL INFORMATION ABOUT VOTING

Unless you instruct otherwise, your proxies will vote your shares FOR the election of each of the 14 director nominees nominated by your Board of Directors and in their discretion on every other matter considered at the meeting.

Who can vote?

You can vote your shares of common stock at the meeting if our records show that you owned the shares as of the close of business on March 8, 2006. A total of 74,740,761 shares of common stock can vote at the meeting.

How many votes do I have?

On each matter considered at the meeting, other than the election of directors, you will have one vote for each of your shares of common stock.

Voting for the election of directors will be cumulative. This means that you are entitled to a number of votes in the election of directors equal to 14 (the total number of directors to be elected) multiplied by the number of shares you are entitled to vote. For example, if you are entitled to vote 100 shares then you will have 1,400 votes in the election of directors (100 shares x 14 directors to be elected = 1,400). You may cast all of your votes for one candidate, or you may distribute these votes among the nominees as you want. However, unless you otherwise indicate on your proxy card your votes will be distributed equally among the nominees. Discretionary authority to cumulate votes is solicited.

How do I vote?

You can vote on matters that are properly presented at the meeting in four ways:

•	You can come to the meeting and cast your vote there; or
•	You can vote by signing and returning the enclosed proxy card in the enclosed envelope; or
•	You can vote by phone by calling toll-free 1-800-652-VOTE (1-800-652-8683) on a touch tone telephone, with the voting form in hand, and follow the instructions; or
•	You can vote by Internet at www.computershare.com/expressvote, with the voting form in hand, and follow the instructions provided.

If you sign and return the enclosed proxy card or vote by telephone or the Internet, the proxies named on the enclosed proxy card will vote your shares of common stock as you instruct. If you do not vote on a proposal, your proxies will vote for you on that proposal. Unless you instruct otherwise, your proxies will vote your shares FOR the election of each of the 14 director nominees nominated by your Board of Directors and in their discretion on every other proposal considered at the meeting.

How do I vote if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, then that party should give you instructions for voting your shares.

Can I revoke my proxy or change my vote?

Yes. If your shares are held in your name and not through a broker, bank or other nominee, then you can change your vote at any time before your proxy is voted at the meeting. You can do this in three ways: First, you can send a written statement that you would like to revoke your proxy. Second, you can send a new proxy card. You should send your revocation or new proxy card to Thomas F. Menacher, Secretary, Republic Bancorp Inc., 1070 East Main Street, Owosso, Michigan 48867. Third, you can attend the meeting and vote in person. However, your attendance alone will not revoke your proxy. If you instructed a broker, bank or other nominee to vote your shares and you would like to revoke or change your vote, then you must follow their instructions.

How are votes counted?

We will hold the meeting if holders of a majority of the shares of common stock entitled to vote are represented by proxy or in attendance at the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

If your shares are held in the name of a nominee, and you do not tell the nominee by April 25, 2006 how to vote your shares (so-called “broker nonvotes”), then the nominee can vote them as it sees fit only on matters that are determined to be routine and not on any other proposal. Broker nonvotes will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any nonroutine proposal.

Except for the election of directors, any action taken by a vote of our stockholders at the meeting will be authorized by a majority of the votes cast by the holders of the shares present in person or represented by proxy at the meeting and entitled to vote on the action.

In the election of directors, director nominees receiving a plurality of votes cast at the meeting will be elected directors of Republic.

ELECTION OF DIRECTORS

From and after our 2006 annual meeting, your Board of Directors will consist of 14 members, all of whom will be elected at the annual meeting. The individuals who are elected as directors at this meeting will hold office for a term expiring at the next annual meeting of stockholders and upon the election and qualification of their respective successors or upon their earlier resignation or removal.

Your Board of Directors recommends that you vote FOR the election of each of the 14 director nominees nominated by your Board of Directors.

The 14 nominees receiving the highest number of votes will be elected directors. All of the nominees are currently directors of Republic. Each of the persons named below has agreed to serve as a director if elected. The ages listed for the director nominees are as of March 8, 2006. Biographical information concerning the director nominees is presented after the following table.

Name	Position	Age	Officer/ Director Since

Jerry D. Campbell	Chairman of the Board	65	1985
Dana M. Cluckey	President, Chief Executive Officer and Director	46	1986/1995
George J. Butvilas	Vice Chairman of the Board	60	1991(1)
Richard J. Cramer, Sr.	Director	65	1990
Barry J. Eckhold	Executive Vice President, Chief Credit Officer and Director	59	1991/2003(2)
Gary Hurand	Director	59	1990
Dennis J. Ibold	Director	57	1993
John J. Lennon	Director	69	1993
Kelly E. Miller	Director	51	1990
Randolph P. Piper	Director	57	1982(1)
Dr. Isaac J. Powell	Director	65	1998
William C. Rands III	Director	62	2003 (2)
Dr. Jeoffrey K. Stross	Director	64	1993
Steven E. Zack	Director	55	1996(1)

(1)
Date shown is year in which the named individual became a director of D&N Financial Corporation or its subsidiary, D&N Bank. Each such individual became a director of Republic effective May 17, 1999 upon completion of the merger of Republic and D&N.

(2)	Each nominee has been a director of Republic Bank, a wholly-owned subsidiary of Republic, for at least five years.

Jerry D. Campbell has served as Chairman of the Board of Republic since it was organized and served as Chief Executive Officer from April 1986 to January 2000. From April 1986 to January 1996, Mr. Campbell also served as President of Republic. Mr. Campbell is a director of Magna Entertainment Corporation, a publicly held company whose common stock is listed on the Nasdaq Stock Market under the symbol “MECA”. Mr. Campbell has a B.S. degree in liberal arts from Central Michigan University, a M.B.A. degree from Wayne State University and a M.B.A. degree from The University of Michigan.

Dana M. Cluckey has served as President and Chief Executive Officer of Republic since January 2000, and served as President and Chief Operating Officer from January 1996 to January 2000. He has been employed by Republic since September 1986. From November 1992 to January 1996 he was Executive Vice President and Treasurer of Republic, from October 1987 to November 1992 he was the Chief Financial Officer of Republic and from September 1986 to October 1987 he was the Controller of Republic and Cashier of Republic Bank. Mr. Cluckey has a B.B.A. degree from The University of Michigan and is a Certified Public Accountant.

George J. Butvilas has served as Vice Chairman of the Board of Republic since May 1999. He served as President and Chief Executive Officer of D&N Bank from 1991 to February 2000. Prior to joining D&N Bank, he served as Executive Vice President and Director of Boulevard Bancorp, Inc. of Chicago, Illinois. A graduate of the U.S. Naval Academy, he has a M.B.A. degree from the Illinois Institute of Technology and graduated from the Advanced Management Program of the Harvard University Graduate School of Business.

Richard J. Cramer, Sr. is Chairman of Dee Cramer, Inc., a sheet metal heating and air conditioning contractor located in Grand Blanc, Michigan. Mr. Cramer previously served as President, Dee Cramer, Inc. where he has been employed since 1964. Mr. Cramer has a B.S. degree from the University of Notre Dame and a M.S. degree from Michigan State University.

Barry J. Eckhold has been Executive Vice President and Chief Credit Officer of Republic Bancorp Inc. since February 2005, Senior Vice President and Chief Credit Officer from 1999 to February 2005, and Vice President and Chief Credit Officer from 1991 to January 1999. Mr. Eckhold is also Vice Chairman, President and Chief Executive Officer of Republic Bank and has been employed by Republic Bank since November 1984. He has a B.A. from Michigan State University and an M.B.A. from Eastern Michigan University.

Gary Hurand is President of Dawn Donut Systems, Inc. located in Flint, Michigan and has served in that capacity since 1971. Mr. Hurand is a Trustee of BRT Realty Trust, a publicly held company located in Great Neck, New York whose common stock is listed on the New York Stock Exchange under the symbol “BRT”. Mr. Hurand has a B.A. degree from Michigan State University.

Dennis J. Ibold is President of Petersen & Ibold (attorneys at law) of Chardon, Ohio and has been with the firm since 1973. Mr. Ibold has a B.A. degree from Marquette University and a J.D. degree from Cleveland State University.

John J. Lennon is a consultant. From 1976 to 1987, Mr. Lennon was Chairman and Chief Executive Officer of White Engines, Inc. of Canton, Ohio.

Kelly E. Miller is President and Chief Executive Officer of Eagle Investments Inc., a privately held oil and gas exploration and production company headquartered in Traverse City, Michigan, since December 2003. Mr. Miller previously served as President and Chief Executive Officer of Miller Exploration Company, a publicly traded oil and gas company from its founding in 1997 until its merger in 2003. Mr. Miller was also President of Miller Oil Corporation, a venture capital company concentrating in the oil and gas industry, from 1986 through 1997. Mr. Miller has B.S. and B.B.A. degrees from the University of Oklahoma.

Randolph P. Piper has been an attorney at law in Flint, Michigan for over 25 years. He was a director of First Federal Savings and Loan Association of Flint from 1979 until its merger with D&N Bank in 1982. He has a B.A. degree from Albion College and a J.D. degree from the University of Detroit Law School.

Dr. Isaac J. Powell is board certified in urology and has practiced medicine since 1974. Since 2002, Dr. Powell has been a Professor in Urology at the Karmanos Cancer Institute. He has also been Assistant and Associate Professor in Urology in the Department of Urology, Wayne State University, School of Medicine, Detroit, Michigan since 1986. Dr. Powell is also Chief of Urology at Veterans Hospital, Detroit, Michigan. He has a B.S. degree from The University of Michigan, and a M.S. degree from Howard University Graduate School. He is a graduate of the Indiana University Medical School.

William C. Rands III is currently engaged in consulting and venture capital. From 1983 until January 2006, he was a general partner of Sagres Partners L.P. Mr. Rands has a B.A. from Yale University.

Dr. Jeoffrey K. Stross is a Professor Emeritus of Internal Medicine, University Medical Center, The University of Michigan and has served in this capacity since July 2005. Previously, Dr. Stross served as Professor of Internal Medicine, University Medical Center, The University of Michigan since 1987. He has a B.S. degree from The University of Michigan and a M.D. degree from The University of Michigan.

Steven E. Zack has served as Chairman of Global Commercial Credit, a specialty insurance firm in Bingham, Michigan, since January 2001 and served as President from March 1996 to January 2001. Mr. Zack has also served as Executive Vice President of LSG Insurance Partners, a Michigan retail insurance broker, since September 2000. From May 1994 to September 2000, he served as Executive Vice President of J.A. Versical & Associates, Inc. From May 1992 to May 1994, he served as an independent insurance consultant. Mr. Zack was a director of Macomb Federal Savings Bank from 1989 until its merger with D&N Bank in 1996. He has B.S. and B.A. degrees from Michigan State University.

No director nominee, director, or executive officer serves on more than one other public company boards. No director nominee, director, or executive officer is related to any other director nominee, director or executive officer (or to any director or executive officer of any of our subsidiaries) by blood, marriage or adoption. There are no arrangements or understandings between any nominee or any of our directors or executive officers and any other person pursuant to which that nominee or director or executive officer was nominated or elected as a director or an executive officer of Republic or any of its subsidiaries.

Messrs. Campbell, Cluckey, Butvilas and Eckhold are the only directors of Republic who are also employees of Republic or a subsidiary of Republic. All other directors of Republic are independent (as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers).

No director or executive officer of Republic is a party to any material legal proceedings, or has a material interest in any such legal proceedings that is adverse to Republic or any of its subsidiaries.

If any director nominee is unable to serve, your Board of Directors may reduce its size or designate a substitute. If a substitute is designated, then proxies voting FOR the election of the original director nominee will be cast FOR the election of the substituted nominee. At this time, your Board of Directors knows of no reason why any of the director nominees might be unable to serve, if elected.

Board Committees and Meetings

Your Board of Directors conducts its business through its meetings and through the activities of its committees. During 2005, your Board of Directors had four standing committees as follows:

Name of Committee and Members	Function of the Committee	Meetings in 2005

Executive Committee: Jerry D. Campbell, Chairperson George J. Butvilas Dana M. Cluckey Gary Hurand Dennis J. Ibold Stanley A. Jacobson Dr. Jeoffrey K. Stross	Meets in place of full Board on special issues or when entire Board does not convene May act on behalf of full Board on all but major corporate matters All actions taken by this committee are reported at next meeting of full Board	1
Personnel and Compensation Committee: Dr. Jeoffrey K. Stross, Chairperson Richard J. Cramer Kelly E. Miller

  Annually reviews and approves corporate goals and objectives used in determining compensation for the Chief Executive Officer
  Evaluates the Chief Executive Officer’s performance with respect to the established goals and objectives and sets annual compensation of the Chief Executive Officer accordingly, including salary, bonus, incentive and equity compensation
  Annually reviews the performance of executive officers and recommends compensation levels to the Board
  Reviews and administers Republic’s incentive compensation and other stock-based plans and makes recommendations to Board, as needed
  Oversees the management succession planning process for the Chief Executive Officer and senior management

		3

Name of Committee and Members	Function of the Committee	Meetings in 2005
Corporate Governance and Nominating Committee: Dennis J. Ibold, Chairperson John J. Lennon Steven E. Zack

  Identifies individuals qualified to become members of the Board and selects director nominees to be presented for shareholder approval at the annual meeting
  Administers corporate governance guidelines and codes of corporate conduct
  Advises your Board on tenure, potential conflicts of interest and related director matters
  Reviews and administers the Directors Compensation Plan for directors compensation and benefits
  Reviews the size, structure and compensation of the Board and its committees
  Monitors and assesses director education and oversees the annual evaluation process
  Oversees the management succession planning process for the Chief Executive Officer
6
Audit Committee: Stanley A. Jacobson, Chairperson Gary Hurand, Vice Chairperson Dr. Isaac J. Powell William C. Rands III

  Reviews audited financial statements with management prior to filing with the Securities and Exchange Commission
  Reviews quarterly financial statements with management prior to filing with the Securities and Exchange Commission
  Confers with independent registered public accounting firm and internal audit department regarding scope of examinations
  Reviews qualifications and reports of our independent registered public accounting firm and internal auditors
  Approves all audit engagement fees and terms and any non-audit services provided by the independent registered public accounting firm
  Reviews recommendations about internal controls and engages internal audits
  Recommends selection of the independent registered public accounting firm to Board
  Reviews independence of the independent registered public accounting firm
  Administers the ethics hotline
8

Your Board of Directors has determined that Mr. Gary Hurand, Vice Chairperson of the Audit Committee, meets the requirements adopted by the Securities and Exchange Commission for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of either the audit committee or your Board of Directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the Securities and Exchange Commission does not affect the duties, obligations or liability of any other member of the audit committee or your Board of Directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

Each of the members of the Personnel and Compensation Committee and the Corporate Governance and Nominating Committee is independent (as that term is defined in rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers).

Each of the members of the Audit Committee is independent (as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers) and no Rule 10A-3 exemptions from the SEC’s requirements for audit committee member independence have been utilized.

A total of nine (9) meetings of your Board of Directors were held in 2005. No incumbent director attended fewer than 75% of the total meetings of your Board of Directors and committees on which such director served during 2005.

There have been no material changes to the procedures by which security holders may recommend nominees.

You may send communications to your Board of Directors and to individual directors. Such communications should be submitted in writing addressed to your Board of Directors or to one or more named individual directors in care of Thomas F. Menacher, Secretary, Republic Bancorp Inc., 1070 East Main Street, Owosso, Michigan 48867. All such communications will be forwarded promptly to your Board of Directors or such named individual directors.

It is expected that all directors will attend our annual meeting of stockholders. All of our directors attended last year’s annual meeting of stockholders.

Director compensation

Directors who are also officers do not receive additional compensation for their service as directors. All director compensation is payable in Republic common stock under the Republic Bancorp Inc. Directors Compensation Plan. In 2005, compensation for non-employee directors included the following:

•	an annual retainer of $15,000;

•	$1,000 for each Board meeting attended;

•	$700 for each Board committee meeting not held in conjunction with a Board or another committee meeting; and

•	$350 for each Board committee meeting held in conjunction with a Board or another committee meeting.

A director who retires from your Board of Directors prior to the mandatory retirement age may receive a retirement award not to exceed $25,000. Such award may be paid in stock or in cash.

EXECUTIVE OFFICERS

During 2005, your executive officers consisted of the persons named below. Your executive officers are elected annually and serve at the pleasure of your Board of Directors.
Name	Age	Current Position
Jerry D. Campbell	65	Chairman of the Board
Dana M. Cluckey	46	President and Chief Executive Officer
Barry J. Eckhold	59	Executive Vice President and Chief Credit Officer
Debra A. Hanses	40	Executive Vice President, Corporate Human Resources
Thomas F. Menacher	49	Executive Vice President, Treasurer, Chief Financial
		Officer and Corporate Secretary

For information with respect to Messrs. Campbell, Cluckey and Eckhold, see “Election of Directors”.

Debra A. Hanses has served as Executive Vice President, Corporate Human Resources of Republic since February 2005, Senior Vice President, Corporate Human Resources from May 2002 to February 2005, and Vice President, Corporate Human Resources from March 1995 to May 2002. Ms. Hanses has a B.A. degree from The University of Michigan.

Thomas F. Menacher has served as Executive Vice President, Treasurer and Chief Financial Officer of Republic since April 1999 and Senior Vice President, Treasurer and Chief Financial Officer from December 1995 to April 1999. Mr. Menacher has been Chief Financial Officer of Republic since 1992. On March 1, 2001, he was appointed Corporate Secretary of Republic. Mr. Menacher has a B.A. degree from Michigan State University.

Summary Compensation Table

The following table shows the compensation paid in all capacities by Republic and its subsidiaries during 2005, 2004 and 2003 to the Chief Executive Officer of Republic and the four other executive officers of Republic in 2005.

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compen- sation ($)	Restricted Stock Award(s) ($)(2)		Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen-sation ($)(3)

Jerry D. Campbell	2005	178,000	217,500	-	292,689	(4)	-	-	7,010
Chairman of the Board	2004	172,000	282,375	-	266,743	(6)	-	-	6,686
	2003	166,000	199,881	-	159,697	(7)	-	-	6,179

Dana M. Cluckey	2005	366,000	975,000	-	691,999	(5)	-	-	7,223
President and	2004	354,000	1,070,438	-	633,001	(6)	-	-	6,882
Chief Executive Officer	2003	342,000	969,758	-	509,395	(7)	-	-	6,369

Barry J. Eckhold	2005	216,000	430,136	-	363,577	(4)	-	-	7,053
Executive Vice President,	2004	209,000	795,674	-	437,839	(6)	-	-	6,726
Chief Credit Officer	2003	202,000	708,125	-	329,106	(7)	-	-	6,218

Debra A. Hanses	2005	150,000	211,500	-	290,697	(4)	-	-	6,976
Executive Vice President,	2004	135,000	217,725	-	245,189	(6)	-	-	6,640
Corporate Human Resources	2003	130,000	161,214	-	146,803	(7)	-	-	6,129

Thomas F. Menacher	2005	178,000	639,750	-	580,248	(5)	-	-	7,010
Executive Vice President,	2004	172,000	739,088	-	522,559	(6)	-	-	6,686
Treasurer, CFO, and	2003	166,000	628,015	-	395,486	(7)	-	-	6,179
Corporate Secretary

(1)	Includes compensation deferred under Republic’s deferred compensation plan. Mr. Cluckey and Mr. Menacher deferred $10,000 and $289,750 of the 2005 bonus, respectively.
(2)	At December 31, 2005, the executive officers owned the following restricted stock:

Name	Number of Restricted Shares	Value of Restricted Shares
Jerry D. Campbell	48,970	$582,743
Dana M. Cluckey	99,579	$1,184,990
Barry J. Eckhold	62,356	$742,036
Debra A. Hanses	47,284	$562,680
Thomas F. Menacher	90,939	$1,082,174

Executive Officers are entitled to dividends paid on such shares of restricted stock at the same rate as Republic common shareholders.

(3)
Amounts shown consist of sums paid as matching contributions under Republic’s tax-deferred savings plan and premiums paid for life insurance for each of the named officers. For each executive officer, amounts paid as matching contributions under Republic’s tax-deferred savings plan totaled $6,808, $6,500 and $6,000 for 2005, 2004, and 2003, respectively. Premiums paid for life insurance during 2005 totaled $202, $415, $245, $168, and $202 for Mr. Campbell, Mr. Cluckey, Mr. Eckhold, Ms. Hanses, and Mr. Menacher, respectively. None of the named executive officers receive any perquisite or other personal benefit in aggregate excess of $10,000.

(4)

Amounts shown include the value of 5,932 shares, 11,733 shares, and 5,769 shares of restricted stock issued to Mr. Campbell, Mr. Eckhold, and Ms. Hanses, respectively, on January 27, 2006 at the closing price for Republic common stock of $12.22 under Republic’s Management Incentive Bonus Plan as 25% of the awarded bonus for 2005 was paid in restricted stock. Such shares vest in January 2007. The stock was granted under the terms of Republic’s Incentive Stock Plan.

In addition, amounts shown include the value of 15,000 shares of restricted stock issued to each Mr. Campbell, Mr. Eckhold and Ms. Hanses on February 17, 2005 at the closing price for Republic common stock of $14.68, which vest in January 2009.

(5)

Amounts shown include the value of 26,337 shares and 17,281 shares of restricted stock issued to Mr. Cluckey and Mr. Menacher, respectively, on February 27, 2006 at the closing price for Republic common stock of $12.34 under Republic’s Management Incentive Bonus Plan as 25% of the awarded bonus for 2005 was paid in restricted stock. Such shares vest in February 2007. The stock was granted under the terms of Republic’s Incentive Stock Plan.

In addition, amounts shown include the value of 25,000 shares of restricted stock issued to both Mr. Cluckey and Mr. Menacher on February 17, 2005 at the closing price for Republic common stock of $14.68, which vest in January 2009.

(6)

Amounts shown include the value of 6,694 shares, 25,377 shares, 18,863 shares, 5,161 shares, and 17,522 shares of restricted stock issued to Mr. Campbell, Mr. Cluckey, Mr. Eckhold, Ms. Hanses and Mr. Menacher, respectively, of restricted stock issued on January 28, 2005 at the closing price for Republic common stock of $14.06 under Republic’s Management Incentive Bonus Plan as 25% of the awarded bonus for 2004 was paid in restricted stock. Such shares vested in January 2006. The stock was granted under the terms of Republic’s Incentive Stock Plan.

In addition, amounts shown include the value of 12,500 shares, 20,000 shares, 12,500 shares, 12,500 shares, and 20,000 shares of restricted stock issued to Mr. Campbell, Mr. Cluckey, Mr. Eckhold, Ms. Hanses, and Mr. Menacher, respectively, on January 15, 2004 at the closing price for Republic common stock of $13.81, which vest in January 2008.

(7)

Amounts shown include the value of 4,924 shares, 23,891 shares, 17,445 shares, 3,971 shares, and 15,472 shares of restricted stock issued to Mr. Campbell, Mr. Cluckey, Mr. Eckhold, Ms. Hanses, and Mr. Menacher, respectively, on January 30, 2004 at the closing price for Republic common stock of $13.53 under Republic’s Management Incentive Bonus Plan as 25% of the awarded bonus for 2003 was paid in restricted stock. Such shares vested in January 2005. The stock was granted under the terms of Republic’s Incentive Stock Plan.

In addition, amounts shown include the value of 7,500 shares, 15,000 shares, 7,500 shares, 7,500 shares, and 15,000 shares of restricted stock issued to Mr. Campbell, Mr. Cluckey, Mr. Eckhold, Ms. Hanses, and Mr. Menacher, respectively, on February 20, 2003 at the closing price for Republic common stock of $12.41, which vest in February 2007.

Option/SAR Grants in Last Fiscal Year

There were no stock options granted to Republic’s executive officers in 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

The following table sets forth certain information concerning the number and value of stock options exercised during 2005, and held at December 31, 2005, by your executive officers.

Name	Shares Acquired on Exercise (#)	Value Realized (pre-tax) (1)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End Exercisable/ Unexercisable(2)
Jerry D. Campbell	68,993	$464,903	199,153 / 9,150	$827,815 / $34,395
Dana M. Cluckey	-	-	459,025 / 29,282	$2,004,021 / $110,071
Barry J. Eckhold	-	-	68,903 / 9,150	$289,070 / $34,395
Debra A. Hanses	-	-	71,552 / 9,150	$301,534 / $34,395
Thomas F. Menacher	-	-	218,454 / 14,641	$982,928 / $55,036

(1)
For purposes of this column, “value” is determined for each exercised option by subtracting the exercise price from the sales price received by the particular officer for Republic common stock on the exercise date.

(2)
For purposes of this column, “value” is determined for each unexercised option by subtracting the aggregate exercise price for the option shares from the closing price for Republic common stock on The NASDAQ Stock Market® of $11.90 as of December 31, 2005.

Long-Term Incentive Plans - Awards in Last Fiscal Year

There were no long-term incentive plan awards granted to Republic’s executive officers in 2005.

Equity Compensation Plan Information
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average price of outstanding options, warrants and rights	( c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	2,557,903	$7.04	4,795,012
Equity compensation plans not approved by security holders	-	-	-

Total	2,557,903	$7.04	4,795,012

(1)
Of the equity securities listed in this column, 2,952,819 are shares issuable under the Incentive Stock Plan, 285,106 are warrants and shares issuable under the Director Compensation Plan, 1,106,021 are options issuable under the 1998 Stock Option Plan (which includes 598,370 options issuable under the Voluntary Management Stock Accumulation Program), and 451,066 are options issuable under the 1997 Stock Option Plan. The number of shares available for issuance under the incentive stock plan is based on a formula and at any time is equal to 5% of the issued and outstanding stock of Republic. See Note 16 of the Notes to Consolidated Financial Statements for Republic, which is included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

Change-In-Control Agreements

Republic has entered into change-in-control agreements with Mr. Campbell, Mr. Cluckey, Mr. Eckhold, and Mr. Menacher, collectively, the “Named Officers”. Each agreement provides severance benefits to the Named Officers if the Named Officer’s employment is terminated within either the six months preceding a change of control or the two years following a change of control by Republic without “cause” (as defined in the agreement) or by the Named Officer with “good reason” (as defined in the agreement). The Named Officer would not be entitled to such severance benefits if the termination is (A) because of the Named Officer’s death, disability or voluntary retirement, (B) by Republic for cause, or (C) by the Named Officer other than for good reason.

A “change-in-control” is generally defined as to have occurred upon (i) a change in the composition of a majority of the board of directors that is not approved in the manner specified in the agreement, or (ii) the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, of more than 50% of either the outstanding shares of common stock or the combined voting power of Republic’s then outstanding voting securities, or (iii) the consummation of certain business combination transactions, that result in either Republic stockholders holding less than 50% of the post-combination voting power or Republic directors representing less than 50% of the post-combination directors, or (iv) stockholder approval of a plan of complete liquidation or dissolution of Republic, or (v) the consummation of a sale of all or substantially all of Republic’s assets.

Each agreement continues in effect while the Named Officer continues to be employed by Republic and for such further period as may be required for the Company to perform its obligations thereunder in the event of a qualifying termination. The severance benefits to be paid in the event of a qualifying termination consist of the following: (i) severance of three times base salary, three times the average bonus paid in the three years preceding the year of termination and a pro rated bonus for the year of termination for Mr. Campbell and Mr. Cluckey; (ii) severance of two times base salary, two times the average bonus paid in the three years preceding the year of termination and a pro rated bonus for the year of termination for Mr. Eckhold and Mr. Menacher; (iii) three years continued health and welfare benefits for Mr. Campbell and Mr. Cluckey; (iv) two years continued health and welfare benefits for Mr. Eckhold and Mr. Menacher; (v) payment of lost 401(k) plan contributions for three years for Mr. Campbell and Mr. Cluckey; (vi) payment of lost 401(k) plan contributions for two years for Mr. Eckhold and Mr. Menacher; (vii) outplacement costs of up to $50,000 for each of Mr. Cluckey and Mr. Menacher; (viii) full payment of legal expenses incurred by the Named Officer in enforcing his rights under the agreement (unless a court determines that a suit by the Named Officer was frivolous or in bad faith; and (ix) indemnification of the Named Officer by Republic to the maximum extent permitted by law. Each agreement provides for a full excise tax gross up in respect of any payments and benefits received in connection with a change of control that exceed the limit imposed by Section 280G of the Internal Revenue Code.

PERSONNEL AND COMPENSATION COMMITTEE REPORT

The following report is provided to stockholders by the members of the Personnel and Compensation Committee of your Board of Directors.

General. The Personnel and Compensation Committee has been a standing committee of your Board of Directors since 1985. Only independent non-employee directors serve on this Committee. Among its other duties, this Committee is charged with the responsibilities, subject to the approval of your Board of Directors, of establishing, periodically reevaluating and, as appropriate, adjusting and administering Republic’s policies concerning the compensation of management personnel, including the Chief Executive Officer and all other executive officers. This Committee is responsible for annually determining and recommending to your entire Board of Directors the annual base salary for each executive officer and for establishing the criteria under which incentive bonuses may be paid to such executive officers for the year. In addition, this Committee administers Republic’s Management Incentive Bonus Plan, Republic’s 1997 and 1998 Stock Option Plans, Republic’s Amended and Restated Incentive Stock Plan, and Republic’s Voluntary Management Stock Accumulation Program.

For a number of years, including fiscal 2005, a basic tenet of Republic’s compensation policy has been to directly link a substantial portion of the annual compensation of executive officers, as well as other key management personnel, to operating performance for the year. This “pay for performance” philosophy has been implemented through Republic’s Management Incentive Bonus Plan since its adoption in 1991.

Another basic tenet of Republic’s compensation philosophy is to tie compensation for key employees to the long-term performance of the Company’s common stock. This linking of compensation closely aligns the interests of such employees with those of Republic’s stockholders and provides an incentive for increasing stockholder value over the long term. This philosophy has been implemented through the 1997 and 1998 Stock Option Plans, our Incentive Stock Plan and our Voluntary Management Stock Accumulation Program. Additionally, beginning in fiscal 2000, 25% of executive officers’ bonuses, including Mr. Campbell, Mr. Cluckey, Mr. Eckhold, Ms. Hanses, and Mr. Menacher and other members of senior management, were paid in restricted common stock that is subject to forfeiture.

For 2003, the Management Incentive Bonus Plan included an Incentive Bonus Stock Performance Adjustment Factor ranging from 75% to 125% for executive officers and other members of senior management. The adjustment factor was applied against the bonus incentive awarded based upon the performance of Republic common stock for the fiscal year compared to the Nasdaq Bank Stock Index. The Incentive Bonus Stock Performance Adjustment Factor for executive officers and other members of senior management was eliminated in 2004.

Overall, Republic’s compensation policies have been aimed at providing executive officers with compensation opportunities competitive with those provided executives with comparable experience and responsibilities at comparable companies, while at the same time placing a substantial portion of such potential compensation “at risk” until the achievement of performance goals determined by this Committee.

Base Salaries. Base salaries of Republic’s executive officers are less than executive officers in Republic’s peer group, defined as the largest 51 to 100 publicly-traded bank holding companies in the United States based on total assets. Republic’s executive officers, however, have an opportunity to earn above peer group compensation through attainment of above peer group financial performance. Base salaries for Republic’s executive officers are initially established by evaluating the responsibilities of the position to be held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies. In determining its recommendations for annual adjustments to the base salaries of Republic’s executive officers, this Committee focuses primarily on similar “executive marketplace” data, including survey material on salary movement and range improvement for peer executives. It also considers the extent of Republic’s success in meeting return on equity and earnings per share growth goals (“financial goals”) for the most recently completed fiscal year and assesses the performance rendered by Republic’s executive officers during the year.

Mr. Cluckey’s 2005 base salary as Chief Executive Officer was $366,000 and is unchanged for 2006. Based on survey data and the Company’s “at risk” compensation objectives, the salary paid in 2005 to Mr. Cluckey was below the average salary paid to chief executive officers in Republic’s peer group, totaling approximately 67% of the peer group average.

Management Incentive Bonus Plan. Any cash bonuses awarded to executive officers for fiscal 2005 were pursuant to Republic’s Management Incentive Bonus Plan. That Plan enables executive officers to earn an annual bonus generally ranging from 100% to 600% of base salary for the fiscal year, but only if Republic’s financial results for the year have met or exceeded targets established at the start of the year. If the financial results are less than the targets but above a certain minimum level, the maximum cash bonus which an executive officer may be awarded for the year is reduced proportionately. Both the target and the minimum financial goals for the year are determined by this Committee at the start of the year based on an analysis of historical data, strategic issues and general business conditions.

For 2005, the Company’s minimum financial goals for return on equity and earnings per share growth were 15.50% and 4%, respectively. The Company’s targeted financial goals for 2005 for return on equity and earnings per share growth were 16.96% and 8%, respectively. Republic achieved a return on equity of 16.90% and earnings per share growth of 6% for 2005.

After fiscal year-end, the bonus to be awarded to an executive officer for that year is determined as described above. For fiscal 2005, Republic substantially met its targeted financial goal established by this Committee for return on equity and achieved a tier level for its targeted earnings per share growth rate. Additionally, 25% of Mr. Cluckey’s and other executive officers’ bonuses for 2005 were paid in restricted stock. Based on these calculations, Mr. Cluckey received a cash bonus of $975,000 and restricted stock valued at $325,000 for fiscal 2005.

Incentive Stock Plans and Programs. Republic’s 1997 and 1998 Stock Option Plans, the Incentive Stock Plan and Voluntary Management Stock Accumulation Program provide for the grant of options to purchase common stock and awards of incentive stock, respectively, to executive officers and key employees of Republic who are expected to contribute materially to Republic’s success in the future. Awards of options and incentive stock made to executive officers and key employees are determined in light of the above criteria and after consideration of performance factors similar to those applicable under Republic’s Incentive Bonus Plan, including Republic’s financial goals. There were no options awarded to executive officers during 2005.

The Company has no defined benefit plan or executive supplemental retirement plan.

Submitted by the Personnel and Compensation Committee:

Dr. Jeoffrey K. Stross, Chairperson
Richard J. Cramer
Kelly E. Miller

The Personnel and Compensation Committee Report does not constitute soliciting material. It is not considered filed by us, and shall not be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act unless we state otherwise.

Compensation Committee Interlocks and Insider Participation

During the last completed fiscal year, the voting members of the Personnel and Compensation Committee included Dr. Jeoffrey K. Stross, Richard J. Cramer, Kelly E. Miller and Stanley A. Jacobson. None of these persons was an officer or employee of Republic or any of its subsidiaries, or was formerly an officer of Republic or any of its subsidiaries during such fiscal year. None of these persons had any relationship requiring disclosure by Republic under Item 404 of Regulation S-K.

No executive officer of Republic served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee or Board of Directors of Republic. No executive officer of Republic served as a director of another entity, one of whose executive officers served on the compensation committee or Board of Directors of Republic. No executive officer of Republic served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of Republic.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT

Pursuant to the charter of the Corporate Governance and Nominating Committee adopted by your Board of Directors, this Committee performs the following functions for your Company:

•	Identifies individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval at the annual meeting
•	Administers corporate governance guidelines and codes of corporate conduct
•	Advises your Board on tenure, potential conflicts of interest and related director matters
•	Reviews and administers the Directors Compensation Plan for directors compensation and benefits
•	Reviews the size, structure and composition of the Board and its committees
•	Monitors and assesses director education and oversees the annual evaluation process
•	Oversees the management succession planning process for the Chief Executive Officer

The following documents can be accessed on our Web site, www.republicbancorp.com, under the Governance Documents link in the Investor Relations section:

•	Governance Committee Charter
•	Corporate Governance Guidelines
•	Code of Ethics
•	Code of Ethics for Senior Financial Officers

Each of the members of the Corporate Governance and Nominating Committee is independent (as that term is defined in rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers). Dennis J. Ibold is the chairperson of this committee and the other independent members of this committee are John J. Lennon and Steven E. Zack.

The Board of Directors had two executive sessions during the year ended December 31, 2005 at which only independent directors were present. Dennis J. Ibold serves as the presiding director for all executive sessions of the Board of Directors at which only independent directors are present.

One of the purposes of this committee is to assist the Board in identifying qualified individuals to become members of your Board. The committee seeks individuals who have an inquisitive and objective perspective, practical wisdom and mature judgment, and the talent and expertise to understand, and provide sound and prudent guidance with respect to, the Company’s activities, operations and interests. Candidates must also be individuals who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who are likely to be the most effective, in conjunction with the other members of your Board, in collectively serving the long-term interests of shareholders. As all of the nominees to be elected to your Board at this year’s annual meeting are current director’s standing for re-election, your company did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees in 2005.

The Corporate Governance and Nominating Committee will consider director nominees recommended by security holders. Recommendations should be submitted in writing and a reasonable time before we mail our proxy materials for the applicable meeting of shareholders. We recommend that any such recommendations for next year’s annual meeting be submitted to Thomas F. Menacher, Secretary, Republic Bancorp Inc., 1070 East Main Street, Owosso, Michigan 48867, on or before February 6, 2007 (forty-five days prior to the date on which we mailed our proxy materials for this year’s annual meeting). No recommendations were so submitted for this year’s annual meeting.

Each nominee to be elected to your Board at this year’s annual meeting is an executive officer or a director standing for re-election. The committee and your Board believe that all of such nominees satisfy the above described director standards. Accordingly, all of such nominees were selected for re-election by your Board. With respect to this year’s annual meeting of stockholders, no nominations for director were received from security holders.

Submitted by the Corporate Governance and Nominating Committee:

Dennis J. Ibold, Chairperson
John J. Lennon
Steven E. Zack

The Corporate Governance and Nominating Committee Report does not constitute soliciting material. It is not considered filed by us, and shall not be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act unless we state otherwise.

AUDIT COMMITTEE REPORT

Pursuant to the charter of the Audit Committee adopted by your Board of Directors (a copy of which is attached as Annex A to this proxy statement), and on behalf of your Board of Directors, this Committee oversees the accounting and financial reporting processes and the financial statements of your Company. In addition, this Committee recommends to your Board of Directors the selection of your Company’s independent registered public accounting firm (“independent auditors”). Each of the members of the Audit Committee is independent (as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers) and no Rule 10A-3 exemptions from the SEC’s requirements for audit committee member independence have been utilized.

Management of your Company is responsible for the preparation, presentation and integrity of your Company’s financial statements and for the effectiveness of internal control over reporting. Management and the internal auditing department are responsible for maintaining your Company’s accounting and financial reporting principles and internal controls and procedures designed to maintain compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing your Company’s financial statements, expressing an opinion as to their conformity with generally accepted accounting principles and annually auditing management’s assessment of the effectiveness of internal control over financial reporting (commencing in the fiscal year ending December 31, 2004).

In the performance of its oversight function, this Committee has reviewed and discussed with management and the independent auditors, the audited financial statements for the year ended December 31, 2005. In addition, this Committee has discussed with the independent auditors, the matters required to be discussed by SAS 61. This Committee also has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence.

This Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. This Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of your Company’s internal controls, and the overall quality of your Company’s financial reporting.

The members of this Committee are not full-time employees of your Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of this Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of this Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, this Committee’s considerations and discussions referred to above do not assure that the audit of your Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that your Company’s auditors are in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of this Committee that are described above and in this Committee’s charter, this Committee recommended to your Board of Directors that the audited financial statements be included in your Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Submitted by the Audit Committee:

Stanley A. Jacobson, Chairperson
Gary Hurand, Vice Chairperson
Dr. Isaac J. Powell
William C. Rands III

The Audit Committee Report does not constitute soliciting material. It is not considered filed by us, and shall not be incorporated by reference into any of our other filings under the Securities Act or the Exchange Act unless we state otherwise.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP has served as our independent registered public accounting firm since fiscal 1997. The Company’s Audit Committee has instructed management to seek bids from several independent registered public accounting firms to ensure market competitiveness of professional fees rendered in connection with the audit of our annual financial statements and reviews of the financial statements included in our quarterly reports on Form 10-Q. Ernst & Young LLP will be asked to participate in the independent bid process, which is not expected to be completed until after the Annual Meeting of Stockholders. Representatives of Ernst & Young LLP are expected to be present at the annual meeting to respond to appropriate questions by stockholders and to make a statement if they so desire.

The following table sets forth the fees billed by Ernst & Young LLP during the last two fiscal years:
	2005	2004
Audit Fees	$853,000	$640,000
Audit-Related Fees	27,000	20,000
Tax Fees	54,000	54,000
All Other Fees	-	-
Total	$934,000	$714,000

Audit Fees include fees and professional services rendered in connection with the audit of our annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and reviews of the financial statements included in our quarterly reports on Form 10-Q. Audit Related Fees were for the audit of our employee benefit plan and the compliance audit for the Uniform Single Attestation Program for Mortgage Bankers. Tax Fees were for federal and state tax return preparation and tax consultations. Ernst & Young LLP did not perform any other services during fiscal 2005 or fiscal 2004. We do not use Ernst & Young LLP for internal audit services.

Your Audit Committee has considered whether the provision of services described under the headings “Tax Fees” and “All Other Fees” is compatible with maintaining Ernst and Young LLP’s independence. In light of the nature of work performed and amount of the fees paid to Ernst & Young LLP for those services, they have concluded that the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Your Audit Committee’s current policy requires pre-approval of all audit and non-audit services provided by the independent registered public accounting firm before the engagement of the independent registered public accounting firm to perform them. Your Audit Committee may delegate authority to a member of the Audit Committee to pre-approve the engagement of independent registered public accounting firm when the entire committee is unable to do so. All such pre-approvals must be reported to the entire committee at the next committee meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our subsidiary bank, Republic Bank, has, in the ordinary course of business, made loans to certain of our directors and officers and to entities in which some of those directors and officers have an interest. In the opinion of management, all of these loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties and did not involve more than the normal risk of collectibility or present other unfavorable features. No executive officer has any loans with Republic Bank.

STOCK PERFORMANCE GRAPH

The following line graph compares the annual percentage change in the cumulative total stockholder return on Republic common stock for the last five fiscal years with the cumulative total return on:

•	The NASDAQ Composite Index, which measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market®; and

•
The NASDAQ Bank Index, which is comprised of securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as Banks, including banks providing a broad range of financial services, over the same period.

The following graph assumes the investment of $100 in Republic common stock, The NASDAQ Composite Index and The NASDAQ Bank Index on December 31, 2000 and the reinvestment of all dividends. The returns shown on the graph are not necessarily indicative of future performance.

The dollar values for total stockholder return plotted in the graph above are shown in the table below.
	RBNC	NASDAQ Composite Index	NASDAQ Bank Index
December 31, 2000	100.0	100.0	100.0
December 31, 2001	144.5	79.2	112.5
December 31, 2002	138.6	54.4	120.4
December 31, 2003	179.7	82.1	160.1
December 31, 2004	230.3	89.6	182.0
December 31, 2005	203.7	91.5	178.5

STOCK OWNERSHIP

The following table shows the number of shares owned by beneficial owners of more than 5% of the outstanding shares of Republic common stock known to us as of December 31, 2005.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	4,960,207 shares	6.62%

The following table shows the number of shares of common stock beneficially owned (as of December 31, 2005) by:

•	each person who was a director of Republic at December 31, 2005;
•	each nominee for election as a director;
•	each executive officer named in the Summary Compensation Table; and
•	the directors and executive officers as a group.

Name of Beneficial Owner (1)	Number of Shares Owned (2)	Right To Acquire (3)	Restricted Stock (4)	Percentage of Outstanding Shares(5)

Jerry D. Campbell	209,594	208,303	48,970	*
Dana M. Cluckey	343,096	488,307	99,579	1.23%
Barry J. Eckhold	249,135	78,053	62,356	*
Debra A. Hanses	21,742	80,702	47,284	*
Thomas F. Menacher	127,393	233,095	90,939	*
George J. Butvilas	420,057	237,450	-	*
Richard J. Cramer	140,122	22,260	-	*
Gary Hurand	208,466	22,260	-	*
Dennis J. Ibold	337,267	13,833	-	*
Stanley A. Jacobson(6)	420,965	57,348	-	*
John J. Lennon	62,029	20,610	-	*
Kelly E. Miller	165,379	22,260	-	*
Randolph P. Piper	123,622	57,348	-	*
Dr. Isaac J. Powell	21,100	13,833	-	*
William C. Rands III	226,714	-	-	*
Dr. Jeoffrey K. Stross	66,938	22,260	-	*
Steven E. Zack	93,801	57,348	-	*

All Directors and Executive Officers as a group (17 persons)	3,237,420	1,635,270	349,128	6.82%

(1)	The address for each named person is 1070 East Main Street, Owosso, Michigan 48867.

(2)
The number of shares stated for each named person includes shares for which the named person has sole voting and investment power or has shared voting and investment power with a spouse. It also includes shares held in Republic’s 401(k) plan, shares purchased under Republic’s Voluntary Management Stock Accumulation Program, or in an individual retirement account over which the named person has control, shares held by any corporation of which the named person is a director, executive officer or controlling stockholder, shares held by a trust of which the named person, or his or her spouse, is a trustee or custodian, shares held by a partnership which the named person is a general partner, and shares held by a spouse or minor children.

The number of shares stated for each named person excludes shares that are restricted stock holdings, or may be acquired through stock option exercises.

(3)	Number of shares that can be acquired through stock options or warrants exercisable within sixty days of December 31, 2005.

(4)	Number of shares subject to a vesting schedule, forfeiture risk and other restrictions, includes shares issued under Republic’s Incentive Stock Plan.

(5)	* indicates that the named person owns less than one percent of Republic common stock.

(6)	Mr. Jacobson will retire from the Board of Directors effective April 26, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Republic’s directors and executive officers, and persons who beneficially own more than 10 percent of a registered class of Republic’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Republic common stock and other equity securities of Republic. Officers, directors and greater than 10 percent stockholders are required by the SEC regulation to furnish Republic with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms that were received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that all filing requirements applicable to our directors, executive officers and greater than 10 percent stockholders were complied with during fiscal 2005 except for an inadvertent late Form 4 filing by Mr. Miller covering transactions by him in August 2005.

SOLICITATION OF PROXIES

Republic is paying for this proxy solicitation. In addition to sending you these materials, some of our employees may contact you in person, by mail or by telecommunications equipment, to solicit your proxy. None of these employees will receive any extra compensation for doing this. We retained an outside agency, The Altman Group, to assist us in distributing proxy materials for a fee of $1,125 plus reasonable out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in soliciting your proxy.

STOCKHOLDER PROPOSALS

Any security holder proposal which a stockholder wishes to submit for possible inclusion in the proxy statement and proxy for Republic’s 2007 annual meeting of stockholders must be received by Republic on or before November 27, 2006. Such proposals must comply with the rules and regulations of the SEC then in effect and should be sent by registered or certified mail to Thomas F. Menacher, Secretary of Republic Bancorp Inc., at 1070 East Main Street, Owosso, Michigan 48867.

Any security holder proposal which a stockholder wishes to present at Republic’s 2007 annual meeting of stockholders but which is not intended to be considered for inclusion in the proxy statement and proxy for that meeting must be received by Republic on or before February 6, 2007. Such proposals should be sent by registered or certified mail to Thomas F. Menacher, Secretary of Republic Bancorp Inc., at 1070 East Main Street, Owosso, Michigan 48867. If Republic does not have notice of the proposal by that date, Republic’s form of proxy in connection with that meeting may confer discretionary voting authority to vote on that matter and the persons named in Republic’s form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER MATTERS

We are not aware of any business to come before this meeting other than the matters described in this proxy statement. However, if any other matters should properly come before this meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2005 (without exhibits) has been provided with this notice and proxy statement.

Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all other reports required to be filed by us with the S.E.C. are available free of charge through the Investor Relations section of our Web site at www.republicbancorp.com as soon as practicable after such material is electronically filed with, or furnished to, the Securities and Exchange Commission.

No person is authorized to give any information or to make any representation other than that contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

ANNEX A

AUDIT COMMITTEE CHARTER

Purpose:

The purpose of the Audit Committee (the “Committee”) is to represent and assist the Board of Directors (the “Board”) of Republic Bancorp Inc. and its subsidiaries (including Republic Bank) (the “Company”) in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. Management is responsible for (a) the preparation, presentation and integrity of the Company’s financial statements; (b) accounting and financial reporting principles; and (c) the Company’s internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The Committee’s members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Committee serves a board level oversight role where it oversees the relationship with the independent registered public accounting firm, as set forth in this charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors on the basis of the information it receives, discussions with the auditor, and the experience of the Committee’s members in business, financial and accounting matters.

Membership:

The Committee of the Board shall consist of a minimum of three directors. Members of the Committee shall be appointed by the Board annually upon the recommendation of the Company’s Corporate Governance & Nominating Committee and may be removed by the Board in its discretion. All members of the Committee shall be independent directors under the standards of the NASD, Inc., and shall also satisfy the NASD's independence and financial literacy requirements for members of the audit committee.

Responsibilities:

Listed below are the common recurring activities of the Committee in carrying out its oversight purpose. (The listed items are set forth as a guide with the understanding that the Committee may diverge from the guide as appropriate given the circumstances.)

1.
The Committee shall discuss with management and the independent registered public accounting firm the annual audited financial statements and quarterly financial statements, including matters required to be reviewed under applicable legal, regulatory or NASD requirements (including the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit).

2.
The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm. The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee, or a member of the Committee, must pre-approve any non-audit service provided to the Company by the Company’s independent registered public accounting firm.

3.
The Committee shall discuss with management and the independent registered public accounting firm, as appropriate, any audit problems or difficulties and management's response, and the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

4.
The Committee shall meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Committee also shall discuss with management, risk management staff and the independent registered public accounting firm, the quality and adequacy of the Company’s internal controls.

5.
The Committee shall review the Company’s financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application. The Committee shall review the key accounting decisions affecting the Company’s financial statements, including alternatives to, and the rationale for, the decisions made.

6.
The Committee shall obtain and review at least annually a formal written report from the independent registered public accounting firm delineating: the auditing firm's internal quality-control procedures; any material issues raised within the preceding five years by the independent registered public accounting firm's internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm. The Committee will also review steps taken by the independent registered public accounting firm to address any findings in any of the foregoing reviews. Also, in order to assess auditor independence, the Committee will review at least annually a report and will review all relationships between the independent registered public accounting firm and the Company.

7.  To prepare and publish an annual committee report in the Company’s proxy statement.

Other Duties:

To the fullest extent permitted under applicable law and the Company’s articles of incorporation and bylaws the Committee shall be delegated the full power and authority of the Board in taking any and all actions related to, concerning or arising out of this charter and the Committee’s authority and responsibilities.

The Committee shall meet separately at least quarterly with management and with the corporate risk management staff and as deemed appropriate with the Company’s independent registered public accounting firm.

In discharging its oversight role, the Committee (i) is empowered to investigate any matter brought to its attention, (ii) shall have full access to all books, records, facilities and personnel of the Company, and (iii) shall have the power to retain such outside counsel, auditors or other experts as the Committee may deem appropriate in its sole discretion (The Committee shall have sole authority to approve related fees and retention terms.).

The Committee shall report its recommendations to the Board after each committee meeting. The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

☐ Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

A.   Election of Directors              PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends that you vote FOR the election of each of the 14 Director nominees.

1.
The election of 14 directors to the Board of Directors of Republic for terms expiring at the next Annual Meeting of Stockholders, and upon the election and qualification of their successors or upon their earlier resignation or removal.
	For All Nominees ☐	Withhold For All ☐	Cumulative Voting ☐

	For	With- hold		For	With- hold		For	With- hold
01 - Jerry D. Campbell	☐	☐	06 - Gary Hurand	☐	☐	11 - Dr. Isaac J. Powell	☐	☐
02 - Dana M. Cluckey	☐	☐	07 - Dennis J. Ibold	☐	☐	12 - William C. Rands III	☐	☐
03 - George J. Butvilas	☐	☐	08 - John J. Lennon	☐	☐	13 - Dr. Jeoffrey K. Stross	☐	☐
04 - Richard J. Cramer Sr.	☐	☐	09 - Kelly E. Miller	☐	☐	14 - Steven E. Zack	☐	☐
05 - Barry J. Eckhold	☐	☐	10 - Randolph P. Piper	☐	☐

Instruction: Unless otherwise specified below, this proxy authorizes the proxies named on the reverse side of this card to cumulate votes that the undersigned is entitled to cast at the Annual Meeting in connection with the election of Directors. To specify different instructions with regard to cumulative voting, or to withhold authority to vote for any particular nominee, mark the box below with and X and write your instructions on the line below.

☐

B.   Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy - Republic Bancorp Inc.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For the 2006 Annual Meeting of Stockholders to be held on Wednesday, April 26, 2006

The Stockholder executing this Proxy appoints Dana M. Cluckey and Thomas F. Menacher, and each of them, each with full power to appoint his substitute, attorneys and proxies to represent the Stockholder and to vote and act with respect to all shares of common stock of Republic Bancorp Inc. (“Republic”) that the Stockholder would be entitled to vote on all matters which come before the Annual Meeting of Stockholders of Republic referred to above and at any adjournment(s) or postponement(s) of that meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF REPUBLIC. IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF REPUBLIC COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED CUMULATIVELY FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE (WITH THE VOTES SPLIT EQUALLY AMONG THOSE NOMINEES). THE SHARES OF REPUBLIC COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS WHICH MAY COME BEFORE REPUBLIC’S 2006 ANNUAL MEETING OF STOCKHOLDERS.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the internet

Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tome telephone. There is NO CHARGE to you for the call.	Go to the following site: www.computershare.com/expressvote
Follow the simple instructions provided by the recorded message.	Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by April 25, 2006.
THANK YOU FOR VOTING